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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported)              July 14, 1998
                                                                -------------





                            COMPRESSANT CORPORATION
             (Exact name of registrant as specified in its charter)




          Florida                         0-2119                    65-0581474
          -------                         ------                    ----------
(State or other jurisdiction            (Commission                (IRS Employer
     of incorporation)                   File No.)               Identification No.)





               2105 Hamilton Avenue Suite 140, San Jose, CA 95125
          (Address of principal executive offices including zip code)



       Registrant's telephone number, including area code (408) 879-6600
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ITEM 5. OTHER EVENTS.

     Between June 8, 1998 and July 14, 1998, there was a change in the board of directors of the Registrant as follows:


     The following director has resigned:


            Name                  Position                Date

        Won-Gil Choe              Director             July 14, 1998



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COMPRESSANT CORPORATION


                                          By: /s/ Joseph Kastrop
                                             --------------------
                                                Joseph Kastrop
                                             Chairman of the Board